Exhibit 25.1

securities and exchange commission
Washington, D.C. 20549

FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor
Wilmington, Delaware (Address of principal executive offices)	19809 (Zip Code)
Beverly A. Freeney
U.S. Bank National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2893
(Name, address and telephone number of agent for service)
National Rural Utilities Cooperative Finance Corporation
(Exact name of obligor as specified in its charter)

District of Columbia	52-0891669
(State or other jurisdiction of	(I. R. S. Employer
incorporation or organization)	Identification No.)

2201 Cooperative Way
Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Collateral Trust Bonds

FORM T-1
Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.
a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers. Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation. None
USE ONE OF FOLLOWING RESPONSES ONLY

Items 3-15.	The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility.
1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	Report of Condition of the Trustee as of December 31, 2006, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 25th day of October, 2007.

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Beverly A. Freeney
Name:	Beverly A. Freeney
Title:	Vice President

Exhibit 7
U.S. Bank National Association
Statement of Financial Condition
As of June 30, 2007
($000’s)

6/30/2007
Assets
Cash and Balances Due From Depository Institutions	$466,229
Fixed Assets	138
Intangible Assets	82,351
Other Assets	37,138

Total Assets	$585,856

Liabilities

Other Liabilities	$22,191

Total Liabilities	$22,191

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	56,733

Total Equity Capital	$563,665

Total Liabilities and Equity Capital	$585,856
To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S.	Bank National Association

By:	/s/ Beverly A. Freeney Name: Beverly A. Freeney
Title: Vice President
Date: October 25, 2007

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